UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 5, 2011

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 5, 2011, the Company announced in a press release the departures of two of its named executive officers. Dan Portnoy, Sr. Vice President and Chief Merchandising and Marketing Officer has resigned effective January 5, 2011. Frank Eckstein, Sr. Vice President, Retail Operations announced that he has resigned from his current role and will retire at the end of the fiscal year which ends on June 29, 2011. The press release provides information about the persons who will replace Mr. Portnoy and Mr. Eckstein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated January 5, 2011, of Winn Dixie Stores, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2011	Winn-Dixie Stores, Inc.

	By:	/S/ PETER L. LYNCH
Peter L. Lynch President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated January 5, 2011, of Winn Dixie Stores, Inc.